SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2012

Laredo Resources Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-171457	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Jameson House 838 West Hastings Street Vancouver, B.C., Canada	V6C 0A6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 669-9000

________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Effective October 30, 2012, our board of directors approved an increase in our authorized common stock from 90,000,000 shares to 4,500,000,000 shares, together with a proportionate forward split for our common stock at a ratio of 50 for 1, payable directly to shareholders. The CUSIP number and trading symbol for our common stock has not changed.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Change

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laredo Resources Corp.

/s/ Robert Gardner

Robert Gardner

President, Chief Executive Officer

Date: October 31, 2012

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